UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2007 (November 15, 2007)

JDS UNIPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

______________

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Reporting)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On November 16, 2007, the stockholders of JDS Uniphase Corporation (the “Company”) amended its 1998 Employee Stock Purchase Plan (the “1998 Plan”) by approving the Amended and Restated 1998 Equity Incentive Plan (the “Amended 1998 Plan”). The Company’s 1998 Plan was originally approved by the Company’s stockholders in June 1998.

The 1998 Plan is intended to provide eligible employees of the Company with the opportunity to purchase shares in the Company through participation in a stock purchase plan. Each participant in the 1998 Plan is granted at the beginning of each purchase period the right to purchase through accumulated payroll deductions up to a number of shares of the common stock of the Company (referred to as a "Purchase Right") determined on the first day of the purchase period. The Purchase Right is automatically exercised on the last date of the purchase period provided the Purchase Right remains outstanding on such date.

The amendment changes the termination date of the 1998 Plan, which was originally established as either the earlier of (i) August 1, 2008 or (ii) the date on which all shares available for issuance under the 1998 Plan are sold in accordance with the 1998 Plan. As of November 16, 2007, the new termination date for the Amended 1998 Plan is the earlier of (i) August 1, 2018 or (ii) the date on which all shares available for issuance under the Amended 1998 Plan are sold in accordance with the Amended 1998 Plan.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 15, 2007, the Bylaws of the Company were amended and restated (the “Amended and Restated Bylaws”) to permit the Company to issue uncertificated shares. Previously, the Bylaws required that all shares of capital stock of the Company be represented by certificates. The Bylaws were amended in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rules 4350(1).

A copy of the Amended and Restated Bylaws incorporating this change is attached hereto as Exhibit 3.5 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
3.5	Amended and Restated Bylaws of JDS Uniphase Corporation, effective as of November 15, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

Date: November 20, 2007	By:	/s/ Christopher S. Dewees
Christopher S. Dewees
Senior Vice President, Corporate Development, and Chief Legal Officer